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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 31, 1996


                           FLORIDA GAMING CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                0-9099                  59-1670533
        (State or other          (Commission             (IRS Employer
        jurisdiction of          File Number)            Identification
        incorporation)                                   No.)


        3500 N.W. 37th Avenue
        Miami, Florida                                         33142
        (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (407) 464-7500


                            1750 South Kings Highway
                           Fort Pierce, Florida 34945
                         (Former name or former address,
                         if changed since last report.)


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     The Registrant hereby amends Item 7 of its Current Report on Form 8-K dated
December 31, 1996 to read in its entirety as follows:


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) The financial statements required by this Item are not available at the time of this filing; the Registrant expects to file with the Commission the financial statements required no later than March 17, 1997.

     (b) The pro forma financial information required by this Item is not available at the time of this filing; the Registrant expects to file with the Commission the pro forma financial information required no later than March 17, 1997.

     (c)  Exhibits.

          Exhibit 2.1 -- Assets Purchase Agreement dated as of November 20, 1996 between the Registrant, Florida Gaming Centers, Inc., and WJA Realty Limited Partnership (World Jai-Alai), as incorporated by reference to
          Exhibit 10.1 of the Registrant's Current Report on Form 8-K dated November 25, 1996 [File No. 0-9099]. Omitted from this Exhibit, as filed, are the schedules and annexes as referenced in the Agreement. The Registrant will furnish supplementally a copy of any such schedules and annexes to the Commission upon request.

          Exhibit 10.1 -- Totalisator Services Agreement dated November 11, 1993 between Autotote Systems, Inc. and W.J.A. Realty Limited Partnership, D.B.A. Miami Jai Alai.

          Exhibit 10.2 -- Consulting and Noncompetition Agreement dated December 31, 1996 by and among Florida Gaming Centers, Inc. and Richard P. Donovan.

          Exhibit 10.3 -- Consulting and Noncompetition Agreement dated December 31, 1996 by and among Florida Gaming Centers, Inc. and Roger M. Wheeler, Jr.

          Exhibit 10.4 -- Credit Line Agreement dated October 1, 1996 from Freedom Financial Corporation to Florida Gaming Corporation.

          Exhibit 10.5 -- Mortgage dated December 31, 1996 by Florida Gaming Corporation and Florida Gaming Centers, Inc. to Bank of Oklahoma, N.A.

          Exhibit 10.6 -- Promissory Note dated September 12, 1996 from Florida Gaming Corporation to Bank of Oklahoma, N.A.

          Exhibit 10.7 -- Promissory Note dated October 1, 1990 from WJA Realty Limited Partnership to Wheeler-Phoenix, Inc.


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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FLORIDA GAMING CORPORATION



                              By /s/ Timothy L. Hensley

                              Timothy L. Hensley
                              Executive Vice President,
                              Treasurer
                              and Chief Financial Officer

                          Date: February 7, 1997